WADDELL & REED ADVISORS FUNDS

Supplement dated April 4, 2007 to the
Statement of Additional Information dated October 31, 2006
for

Waddell & Reed Advisors Asset Strategy Fund, Inc. (October 31, 2006)
Waddell & Reed Advisors Continental Income Fund, Inc. (October 31, 2006)
Waddell & Reed Advisors International Growth Fund, Inc. (October 31, 2006)
Waddell & Reed Advisors New Concepts Fund, Inc. (October 31, 2006)
Waddell & Reed Advisors Retirement Shares, Inc. (October 31, 2006)
Waddell & Reed Advisors Select Funds, Inc. (October 31, 2006)
Waddell & Reed Advisors Small Cap Fund, Inc. (October 31, 2006)
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. (October 31, 2006)
Waddell & Reed Advisors Vanguard Fund, Inc. (October 31, 2006)

and each as supplemented December 6, 2006

The following replaces the disclosure regarding "Letter of Intent" and "Account Grouping" in the section entitled Reduced Sales Charges (Applicable to Class A Shares only):

Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from IFDI, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in "Account Grouping" below, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution).

Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any account that you own may be grouped with the current account value of purchased Class A, Class B and/or Class C shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Tax ID number, and b) accounts of family members living (or maintaining a permanent address) in the same household as the owner; however, you may also group purchases made by you and your immediate family in: business accounts solely controlled by you or your immediate family (for example you own the entire business); trust accounts established by you or your immediate family; and/or endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual's domestic partner may be treated as his or her spouse.

The following information regards the membership of the Board of Directors of the Corporation:Effective March 31, 2007, Mr. Frederick Vogel III has retired from the Board of Directors of Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. and has elected to take Director Emeritus status.

Also effective April 1, 2007, Mr. Michael L. Avery will become an Interested Director of the Corporation, overseeing 46 funds in the Fund Complex. Mr. Avery is interested by virtue of his position as Chief Investment Officer of Waddell & Reed Financial, Inc., WRIMCO and IICO. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund, and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager, and has served as the portfolio manager for investment companies managed by WRIMCO since February 1994. From August 1987 through June 2005, Mr. Avery served as the Director of Research for WRIMCO and its predecessor and for IICO, and has been an employee of WRIMCO and its predecessor since June 1981. He holds a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

The following table provides information regarding shares of the Funds owned by Mr. Avery, as well as the aggregate dollar range of shares owned, by him, of funds within the Advisors Fund Complex, as of December 31, 2006.

Fund	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Advisors Fund Complex
Waddell & Reed Advisors Asset Strategy Fund	over $100,000	over $100,000

Ownership of Securities by Portfolio Managers

As of March 31, 2007, the dollar range of shares of the Funds beneficially owned by the following portfolio manager is:

Manager	Fund Managed in the Ivy Funds, Inc.	Dollar Range of Shares Owned in Fund Managed	Dollar Range of Shares Owned in Funds in Fund Complex
Ryan Caldwell	Waddell & Reed Advisors Asset Strategy Fund	$10,001 to $50,000	$100,001 to $500,000